ORCA-2 Phase 3 Topline Data NASDAQ: ACHV | April 27, 2022 EXHIBIT 99.2

This presentation contains forward-looking statements, including, but not limited to, statements regarding the timing of planned clinical development activities of cytisinicline; the projected path toward potential regulatory approval; the safety, efficacy and commercial potential of cytisinicline; the potential market for cytisinicline; the benefits of cytisinicline relative to competitors; the anticipated benefits of cytisinicline; plans, objectives, expectations and intentions with respect to future operations. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Achieve Life Sciences, Inc. (“we,” “us,” “our,” or “the Company”) may not actually achieve its plans or product development goals in a timely manner, if at all, or otherwise carry out the intentions or meet the expectations or projections disclosed in these forward-looking statements. These statements are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements, including, among others, general business and economic conditions, including risk related to the impact on our business of the COVID-19 pandemic or similar public health crisis; risks related to the impact on our business of the Russian military action in Ukraine; the need for and ability to obtain additional financing; the risk that cytisinicline may not demonstrate the hypothesized or expected benefits; the risk that cytisinicline will not receive regulatory approval or be successfully commercialized; the risk that new developments in the smoking cessation landscape require changes in business strategy or clinical development plans; the risk that the Company's intellectual property may not be adequately protected; other risks associated with the process of developing, obtaining regulatory approval for and commercializing drug candidates that are safe and effective for use as human therapeutics; and the other factors described in the risk factors set forth in the Company's filings with the Securities and Exchange Commission from time to time, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. The Company undertakes no obligation to update the forward-looking statements contained herein or to reflect events or circumstances occurring after the date hereof, other than as may be required by applicable law. Forward Looking Statements 2

Arm C Arm B Arm A Placebo 6 weeks Cytisinicline 6 weeks Cytisinicline 6 weeks Placebo 6 weeks Placebo 6 weeks Cytisinicline 6 weeks Monthly Follow-Up CYT: 6 weeks CYT: 6 weeks n=270 CYT: 6 weeks Placebo: 6 weeks n=269 Placebo: 12 weeks n=271 Objective: Evaluate safety and efficacy of 3.0 mg of cytisinicline vs placebo administered 3x daily (TID) for 6 & 12 weeks All subjects received standard behavioral support and were followed out to 24 weeks Population: Smokers of ≥10 cigarettes/day and expired air CO > 10 ppm Multiple Primary Endpoints: Biochemically verified continuous abstinence during the last 4 weeks of treatment Arm B: Weeks 3-6 Arm C: Weeks 9-12 Secondary Endpoint: Continuous abstinence from end of treatment through week 24 Statistics: >95% power for the 24-week comparisons Week 1 2 3 4 5 6 7 8 9 10 11 12 16 20 24 Randomization ORCA-2: Phase 3 Study Design (N=810) Monthly Follow-Up Monthly Follow-Up 3

4 ORCA-2: Demographics and Baseline Characteristics

12-week Cytisinicline Treatment: 6.3x increased likelihood of cessation at end of treatment Quit Rates for 3 mg TID vs Placebo 5 Primary Endpoint: Weeks 9-12 Odds Ratio 6.3 (p<0.0001) Secondary Endpoint: Weeks 9-24 Odds Ratio 5.3 (p<0.0001)

6-week Cytisinicline Treatment: 8x increased likelihood of cessation at end of treatment Quit Rates for 3 mg TID vs Placebo 6 Primary Endpoint: Weeks 3-6 Odds Ratio Secondary Endpoint: Weeks 3-24 Odds Ratio 8.0 (p<0.0001) 3.7 (p=0.0016)

Low rates of AEs compares favorably to currently approved smoking cessation products 7 Safety Profile: -Well-tolerated with single digit rates of adverse events -No treatment-related serious adverse events reported Most commonly reported AE’s (>5% Overall)

8 Strong Relative Efficacy Compared to Current Treatments Odds Ratio (OR) expresses the drug effect in proportion to placebo OR is the preferred outcome measure in smoking cessation trials in the literature [-------Cochrane Database Review-------] *Varenicline = Chantix Cahill K et al; The Cochrane Library 2013, Issue 5 (For NRT, Bupropion and Varenicline) Cahill K et al; Cochrane Database of Systematic Reviews 2016, Issue 5 ORCA-1 publication in NTR for 3mg TID arm weeks 5-8 ORCA-2 Odds Ratios during the 4 weeks of treatment (weeks 3-6 and 9-12) 8.0 6.3 Odds Ratios (OR) vs Placebo

Arm C Arm B Arm A Placebo 6 weeks Cytisinicline 6 weeks Cytisinicline 6 weeks Placebo 6 weeks Placebo 6 weeks Cytisinicline 6 weeks Monthly Follow-Up CYT: 6 weeks CYT: 6 weeks N=~250 CYT: 6 weeks Placebo: 6 weeks N=~250 Placebo: 12 weeks N=~250 Objective: Evaluate safety and efficacy of 3.0 mg of cytisinicline vs placebo administered TID over 6 & 12 weeks All subjects received standardized behavioral support and will be followed up to 24 weeks Population: Smokers of ≥10 cigarettes/day and expired air CO > 10 ppm Multiple Primary Endpoints: Biochemically verified continuous abstinence during the last 4 weeks of treatment Arm B: Weeks 3-6 Arm C: Weeks 9-12 Secondary Endpoint: Continuous abstinence from end of treatment through 6 months Statistics: >95% power for the 24-week comparisons Week 1 2 3 4 5 6 7 8 9 10 11 12 16 20 24 Randomization ORCA-3: Phase 3 Study Design Monthly Follow-Up Monthly Follow-Up 9

34M Adult Smokers in the U.S.3 11M Adult e-cigarette users in the U.S.3 4.8M Youth Tobacco users in the U.S.4 World Health Organization (WHO). WHO Report on the Global Tobacco Epidemic, 2019. U.S. Department of Health and Human Services, The Health Consequences of Smoking, 50 Years of Progress: A Report of the Surgeon General, 2014. Cornelius ME, Wang TW, Jamal A, Loretan C, Neff L. Tobacco Product Use Among Adults – United States, 2019. Morbidity and Mortality Weekly Report, 2020; 69;1736–1742. Gentzke AS, Wang TW, Jamal A, Park-Lee E, Ren C et al. Tobacco Product Use Among Middle and High School Students, United States, 2020. Morbidity and Mortality Weekly Report 2020;69(50);1881–1888. 10

Cytisinicline Near-term Development Milestones Indication Phase 1 Phase 2 Phase 3 Anticipated Milestones Smoking Cessation E-cigarette Cessation Completed In Progress Planned Statistically significant quit rates vs placebo (p<0.005) Statistically significant quit rates vs placebo (p<0.0001) Study Initiation 1Q22 Study Initiation 2Q22 11 (N=254) (N=810) (N=750) (N=150)